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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 19,2004

                         POLO RALPH LAUREN CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               DELAWARE                 001-13057              13-2622036
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 (State or other jurisdiction of      (Commission            (IRS Employer
          incorporation)              File Number)        Identification No.)

                 650 MADISON AVENUE, NEW YORK, NEW YORK 10022
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (212) 318-7000

                                NOT APPLICABLE
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 19, 2004, the Company issued the press release furnished herewith as Exhibit 99.1, and such press release is hereby incorporated herein by reference.



ITEM 7.  EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------

99.1    Press release of Polo Ralph Lauren Corporation, dated March 19, 2004

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Polo Ralph Lauren Corporation
                                     -----------------------------------------
                                                       (Registrant)

Date     March 25, 2004               /s/ Gerald M. Chaney
    -----------------------          -----------------------------------------
                                      Gerald M. Chaney
                                      Senior Vice President of Finance
                                        and Chief Financial Officer